Oppenheimer Developing Markets Fund	Oppenheimer Global Fund/VA
Oppenheimer Global Allocation Fund	Oppenheimer International Growth Fund
Oppenheimer Global Fund	Oppenheimer International Growth Fund/VA

Supplement dated December 10, 2014 to the

Statement of Additional Information

This supplement amends the Statement of Additional Information (“SAI”) of each of the above referenced funds (each, a “Fund”), and is in addition to any other supplement(s).

1.	The following is added to the section titled “Other Investment Techniques and Strategies” or “Other Investments and Investment Strategies” of each Fund’s SAI:

Loans of Portfolio Securities. The Fund may lend securities to broker-dealers and other parties to earn income or for other purposes.  There are certain risks in connection with securities lending, including possible delays in receiving additional collateral to secure a loan, or a delay or expenses in recovery of the loaned securities. The Fund receives collateral from the borrowers consisting of cash or securities of the U.S. government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Fund has received must at least equal the value of the loaned securities or the Fund will take steps to terminate the loan. If the Fund receives cash collateral from the borrower, the Sub-Adviser, may cause that cash to be invested in certain high quality, short-term investments, including in money market funds. The Fund will be subject to its proportional share of the expenses of such money market funds, including management fees. A collateral administration fee will also be charged on the value of cash collateral invested. The Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. If a borrower defaults on its obligation to return the securities loaned, the Fund could experience delays and costs in recovering the securities or in gaining access to the collateral.  The Fund’s participation in loans of securities also may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund, and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Distributions and Taxes,” below.

2.	The following is added to the section titled “Qualification and Taxation as a Regulated Investment Company-Failure to Qualify” in each Fund’s SAI:

As discussed above, the Fund needs to satisfy certain requirements relating to the source of its income, diversification of assets, and distribution of income, in order to qualify for favorable U.S. federal tax treatment as a regulated investment company (“RIC”).  If the Fund enters into derivative financial instrument or similar transactions, it will consider the requirements for qualification as a RIC, the expected tax treatment of such transactions, as well as the applicable regulatory rules and authorities.  However, there may be no direct authority specifically addressing the application of the rules applicable to RICs to certain potential derivative financial instrument activities, including for instance securities lending activities, that may be entered into by the Fund.  As a result, in certain cases, the tax treatment of an activity entered into by the Company may be uncertain and there can be no assurance that the tax authorities in question or a court of law, will agree with the Fund’s characterization of a transaction in applying the qualification requirements for tax treatment as a RIC, or with respect to the recognition of income, deductions, gain, or loss, or any liability for taxes arising from such transaction.

December 10, 2014                                                                              PS0000.128